UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
 _____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 24, 2016
_________________________
SEARS HOLDINGS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-51217, 001-36693		20-1920798
(State or Other Jurisdiction of Incorporation)	(Commission File Number)		(IRS Employer Identification No.)

3333 Beverly Road Hoffman Estates, Illinois		60179
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code: (847) 286-2500
(Former name or former address, if changed since last report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On February 25, 2016, the Registrant issued a press release regarding its fourth quarter 2015 results. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference in this Item 2.02.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

d) On February 24, 2016, Bruce R. Berkowitz, Chief Investment Officer of Fairholme Capital Management and President of Fairholme Funds, Inc., and Alesia J. Haas, formerly Chief Financial Officer of OneWest Bank, N.A., were elected to the Board of Directors (the "Board") of Sears Holdings Corporation (the "Company"). Mr. Berkowitz and Ms. Haas will each hold office until the 2016 annual meeting of stockholders of the Company, or until his or her successor is duly elected and qualified. The Board has determined that each of Mr. Berkowitz and Ms. Haas meets the standards of independence under the Company's Corporate Governance Guidelines and the applicable NASDAQ listing rules. There is no arrangement or understanding between Mr. Berkowitz or Ms. Haas and any other person pursuant to which he or she was selected as a director. Neither Mr. Berkowitz nor Ms. Haas has been appointed to serve on any committees of the Board at this time. As non-employee directors, Mr. Berkowitz and Ms. Haas are entitled to receive compensation in the same manner as the Company's other non- employee directors; however, Mr. Berkowitz has requested to forego any compensation for his service as a non-employee director of the Company. For a description of the Company's non- employee director compensation program, see "Compensation of Directors" in the Company's Proxy Statement for the 2015 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on March 17, 2015.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits
Exhibit 99.1 - Press release dated February 25, 2016

This information in Item 2.02 of this Current Report on Form 8-K, included the press release incorporated in such Item 2.02, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEARS HOLDINGS CORPORATION

By:	/s/ Robert A. Riecker
Robert A. Riecker
Vice President, Controller and Chief Accounting Officer

Date: February 25, 2016

Exhibit Index

99.1	Press release dated February 25, 2016